Exhibit 99.2

Supplemental Information
Fourth Quarter 2019

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this supplemental operating and financial information package and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Executive Management Team

Timothy G. Wallace	W. Page Barnes	David H. Dupuy	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President, Chief Operating Officer	Executive Vice President, Chief Financial Officer	Executive Vice President Chief Accounting Officer

Covering Analysts

A. Goldfarb - Sandler O'Neill	M. Lewis - SunTrust Robinson Humphrey
S. McGrath - Evercore ISI	R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR	N. Crossett - Berenberg Capital Markets
D. Babin - Baird	B. Oxford - D.A. Davidson & Co.

Professional Services

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, LLP	American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800	Operations Center
Nashville, Tennessee 37219	6201 15th Avenue
Brooklyn, New York 11219
1.800.937.5449

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 3

HISTORICAL FFO AND AFFO (1)
(Amounts in thousands, except per share data)

	2019				2018
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net income (loss)	$2,213	$2,647	$2,066	$1,450	$(1,885)	$1,999	$2,417	$1,872
Real estate depreciation and amortization	5,943	5,812	5,340	5,282	5,109	4,918	4,624	4,911
Impairment of note receivable (2)	—	—	—	—	5,000	—	—	—
Income tax expense (benefit) (2)	1,321	—	—	—	(1,321)	—	—	—
Gain from sale of depreciable real estate	—	—	—	—	(295)	—	—	—
Total adjustments	7,264	5,812	5,340	5,282	8,493	4,918	4,624	4,911
Funds from Operations	$9,477	$8,459	$7,406	$6,732	$6,608	$6,917	$7,041	$6,783
Transaction costs	—	—	—	—	—	—	57	—
Straight-line rent	(699)	(603)	(413)	(336)	(126)	(359)	(391)	(415)
Stock-based compensation	1,085	1,007	899	853	747	690	801	614
AFFO	$9,863	$8,863	$7,892	$7,249	$7,229	$7,248	$7,508	$6,982
Funds from Operations per Common Share-Diluted	$0.47	$0.44	$0.40	$0.37	$0.37	$0.39	$0.40	$0.38
AFFO Per Common Share-Diluted	$0.49	$0.46	$0.42	$0.40	$0.41	$0.40	$0.42	$0.39
Weighted Average Common Shares Outstanding-Diluted (3)	20,220	19,315	18,685	18,343	17,848	17,948	17,800	17,791

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included AFFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
In the fourth quarter of 2018, the Company recorded a $5.0 million impairment related to its mezzanine loan with Highland Hospital and recorded a related tax benefit and deferred tax asset of approximately $1.3 million. This deferred tax asset was impaired in the fourth quarter of 2019 and the tax benefit was reversed resulting in tax expense of $1.3 million. The Company believes that the mezzanine loan is incidental to the main operations of the Company. As such, the Company has excluded the impairment of the note receivable and the related tax impact from its calculation of FFO. The $5.0 million impairment on the loan and related tax benefit of $1.3 million recorded in 2018 was previously recognized as an adjustment to AFFO rather than FFO for the year ended December 31, 2018 and has been reclassified as an adjustment to Funds from Operations rather than to Adjusted Funds from Operations for 2018 to conform to the current year presentation.

(3)	Diluted weighted average common shares outstanding for FFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share.

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 4

WEIGHTED AVERAGE SHARES
(Amounts in thousands, except per share data)

	2019				2018
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Weighted average common shares outstanding:
Weighted average common shares outstanding	20,595	19,698	19,055	18,736	18,558	18,331	18,188	18,164
Unvested restricted shares	(910)	(865)	(809)	(781)	(710)	(661)	(608)	(590)
Weighted average common shares outstanding - EPS	19,685	18,833	18,246	17,955	17,848	17,670	17,580	17,574

Weighted average common shares outstanding - FFO Basic	19,685	18,833	18,246	17,955	17,848	17,670	17,580	17,574
Dilutive potential common shares (from below) (1)	535	482	439	388	—	278	220	217
Weighted average common shares outstanding - FFO Diluted	20,220	19,315	18,685	18,343	17,848	17,948	17,800	17,791

Treasury share calculation:
Unrecognized deferred compensation-end of period	$16,570	$17,655	$13,645	$13,919	$12,174	$12,921	$10,443	$10,360
Unrecognized deferred compensation-beginning of period	$17,655	$14,554	$13,919	$12,174	$12,921	$10,443	$10,360	$8,536
Average unrecognized deferred compensation	$17,113	$16,105	$13,782	$13,047	$12,548	$11,682	$10,402	$9,448
Average share price per share	$45.59	$42.13	$37.23	$33.23	$29.70	$30.52	$26.82	$25.35
Treasury shares	375	383	370	393	422	383	388	373

Unvested restricted shares	910	865	809	781	710	661	608	590
Treasury shares	(375)	(383)	(370)	(393)	(422)	(383)	(388)	(373)
Dilutive potential common shares	535	482	439	388	288	278	220	217
_____________

(1) The Company had a net loss for the 4th quarter of 2018. Including the dilutive effect of the restricted shares would have been anti-dilutive and were, therefore, excluded.

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 5

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2019				2018
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
ASSETS
Real estate properties
Land and land improvements	$68,129	$63,015	$57,388	$52,520	$50,270	$47,748	$47,080	$46,066
Buildings, improvements, and lease intangibles	534,503	503,110	454,050	425,763	394,527	376,310	369,563	356,530
Personal property	220	202	143	135	133	132	129	116
Total real estate properties	602,852	566,327	511,581	478,418	444,930	424,190	416,772	402,712
Less accumulated depreciation	(77,523)	(71,617)	(65,843)	(60,544)	(55,298)	(50,607)	(45,682)	(41,052)
Total real estate properties, net	525,329	494,710	445,738	417,874	389,632	373,583	371,090	361,660
Cash and cash equivalents	1,730	1,724	9,031	3,868	2,007	1,006	1,784	2,285
Restricted cash	293	224	234	166	385	—	—	—
Mortgage note receivable, net	—	—	—	—	—	—	—	10,633
Other assets, net	35,179	36,414	35,497	34,822	34,546	40,711	37,910	25,210
Total assets	$562,531	$533,072	$490,500	$456,730	$426,570	$415,300	$410,784	$399,788

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$194,243	$215,460	$198,176	$179,117	$147,766	$127,449	$125,417	$111,385
Accounts payable and accrued liabilities	3,606	4,004	3,395	3,351	3,196	3,818	4,439	3,806
Other liabilities	11,271	12,661	9,809	4,579	3,949	4,716	4,570	4,987
Total liabilities	209,120	232,125	211,380	187,047	154,911	135,983	134,426	120,178

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	214	202	194	189	186	185	182	182
Additional paid-in capital	447,916	391,247	361,913	342,654	337,180	333,468	325,719	324,918
Cumulative net income	17,554	15,341	12,694	10,628	9,178	11,063	9,064	6,647
Accumulated other comprehensive (loss) income	(4,808)	(6,826)	(4,769)	(642)	633	2,612	2,039	1,232
Cumulative dividends	(107,465)	(99,017)	(90,912)	(83,146)	(75,518)	(68,011)	(60,646)	(53,369)
Total stockholders’ equity	353,411	300,947	279,120	269,683	271,659	279,317	276,358	279,610
Total liabilities and stockholders' equity	$562,531	$533,072	$490,500	$456,730	$426,570	$415,300	$410,784	$399,788

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 6

STATEMENTS OF OPERATIONS INFORMATION
(Amounts in thousands, except per share data)

	2019				2018
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

REVENUES
Rental income (1)	$16,292	$15,718	$13,361	$12,898	$11,715	$11,926	$11,810	$11,075
Other operating interest	541	541	955	543	479	679	592	354
	16,833	16,259	14,316	13,441	12,194	12,605	12,402	11,429

EXPENSES
Property operating	2,840	3,327	2,993	3,075	2,447	2,627	2,506	2,364
General and administrative	2,126	2,041	1,776	1,785	1,547	1,463	1,504	1,193
Depreciation and amortization	5,906	5,774	5,299	5,246	5,068	4,925	4,630	4,916
	10,872	11,142	10,068	10,106	9,062	9,015	8,640	8,473

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND OTHER ITEMS	5,961	5,117	4,248	3,335	3,132	3,590	3,762	2,956
Gain on sale of real estate	—	—	—	—	295	—	—	—
Interest expense	(2,513)	(2,483)	(2,251)	(2,054)	(1,817)	(1,643)	(1,571)	(1,268)
Impairment of note receivable	—	—	—	—	(5,000)	—	—	—
Income tax (expense) benefit	(1,421)	—	—	—	1,547	—	—	—
Interest and other income, net	186	13	69	169	(42)	52	226	184
INCOME FROM CONTINUING OPERATIONS	2,213	2,647	2,066	1,450	(1,885)	1,999	2,417	1,872
NET INCOME (LOSS)	$2,213	$2,647	$2,066	$1,450	$(1,885)	$1,999	$2,417	$1,872

NET INCOME (LOSS) PER COMMON SHARE
Net income (loss) per common share – Basic	$0.09	$0.12	$0.09	$0.06	$(0.12)	$0.10	$0.12	$0.09
Net income (loss) per common share – Diluted	$0.09	$0.12	$0.09	$0.06	$(0.12)	$0.10	$0.12	$0.09
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	19,686	18,833	18,246	17,955	17,848	17,670	17,574	17,574
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	19,686	18,833	18,246	17,955	17,848	17,670	17,574	17,574
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.4150	$0.4125	$0.4100	$0.4075	$0.4050	$0.4025	$0.4000	$0.3975

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 7

EXECUTIVE COMPENSATION

					Performance Based Incentive Compensation
Name and Position	Year	Total Compensation	Salary Taken In Stock (1)	Other (3)	Bonus Stock (1)	Alignment of Interest Stock (2)	1 Year Total Shareholder Return Stock	3 Year Total Shareholder Return Stock	Total Performance Based Incentive Compensation	Percent of Total
Timothy G. Wallace	2019	$2,595,964	$540,000	$10,800	$216,000	$884,164	$405,000	$540,000	$2,045,164	78.8%
Chief Executive Officer and President	2018	$2,247,977	$458,167	$—	$183,267	$690,209	$458,167	$458,167	$1,789,810	79.6%
	2017	$1,592,017	$376,333	$—	$150,533	$500,651	$282,250	$282,250	$1,215,684	76.4%

David H. Dupuy (4)	2019	$1,383,110	$233,333	$192,729	$23,333	$321,215	$262,500	$350,000	$957,048	69.2%
Executive Vice President and Chief Financial Officer	2018	$—	$—	$—	$—	—	—	—	$—	—%
	2017	$—	$—	$—	$—	—	—	—	$—	—%

W. Page Barnes	2019	$1,579,239	$328,000	$8,930	$131,200	$537,109	$246,000	$328,000	$1,242,309	78.7%
Executive Vice President and Chief Operating Officer	2018	$1,330,517	$271,167	$—	$108,467	$408,549	$271,167	$271,167	$1,059,350	79.6%
	2017	$906,696	$214,333	$—	$85,723	$285,140	$160,750	$160,750	$692,363	76.4%

Leigh Ann Stach	2019	$1,274,444	$266,000	$1,000	$106,400	$435,544	$199,500	$266,000	$1,007,444	79.0%
Executive Vice President and Chief Accounting Officer	2018	$1,284,916	$220,500	$—	$188,200	$435,216	$220,500	$220,500	$1,064,416	82.8%
	2017	$740,272	$175,000	$—	$70,000	$232,772	$131,250	$131,250	$565,272	76.4%
__________________
(1) Each Executive Officer has elected to take 100% of their salary and cash bonus in deferred stock with an 8-year cliff vesting.
(2) Alignment of interest stock grants per the Alignment Interest Program which is part of the Company's Incentive Plan.
(3) Other includes employer contributions to the executive officer's health savings account (HSA) and 401(k); moving and relocation expenses for Mr. Dupuy; and the value of the grant of 5,000 shares of restricted stock to Mr. Dupuy upon his joining the Company on May 1, 2019.

(4) Mr. Dupuy joined the Company on May 1, 2019.

	CEO Pay Ratios
	CEO and President	Median Employee	Average Employee	Lowest Paid Employee
Cash	$—	$102,000	$59,897	$50,000
Compensation Taken in Stock	$2,585,164	$—	$249,207	$1,000
Other Compensation	10,800	3,761	2,111	667
Total Compensation	$2,595,964	$105,761	$311,215	$51,667
CEO to Employee Ratio		24.55	8.34	50.24

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 8

PROPERTY LOCATIONS

Approximately 48% of our property revenues are in MSAs with populations over 1,000,000 and approximately 91% are in MSAs with populations over 100,000.

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Chicago Behavioral Hospital	BF	1771 Rand Road	Des Plaines	IL	85,000.0	3.25%	$2,016.3	3.61%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Future Diagnostics Group	SC	254 Republic Avenue	Joliet	IL	8,876.0	0.34%	$375.7	0.67%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Gurnee Medical Office Building	MOB	222 S. Greenleaf St.	Gurnee	IL	22,943.0	0.88%	$378.5	0.68%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	668 Cedar Crossing	New Lenox	IL	7,905.0	0.30%	$340.3	0.61%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	SC	1600 West US Route 6	Morris	IL	18,470.0	0.71%	$574.5	1.03%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Novamed Surgery Center	SCH	6309 West 95th Street	Oak Lawn	IL	30,455.0	1.16%	$558.0	1.00%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	MOB	7380 N. Lincoln Ave.	Lincolnwood	IL	14,863.0	0.57%	$318.8	0.57%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	2614 Jefferson Street	Joliet	IL	44,888.0	1.71%	$1,675.8	3.00%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	16105 South LaGrange Road	Orland Park	IL	13,565.0	0.52%	$469.4	0.84%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Bayside Medical Center	MOB	4001 Preston Avenue	Pasadena	TX	50,593.0	1.93%	$846.4	1.52%	6,997,384	Houston-The Woodlands-Sugar Land, TX	5
Kindred Healthcare	SC	18839 McKay Blvd.	Humble	TX	55,646.0	2.13%	$2,639.2	4.73%	6,997,384	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	5215 Hollister Street	Houston	TX	11,200.0	0.43%	$466.4	0.84%	6,997,384	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	63 Kresson Road	Cherry Hill	NJ	24,567.4	0.94%	$491.9	0.88%	6,096,372	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Continuum Wellness Center	PC	3941 E. Baseline Road	Gilbert	AZ	8,227.0	0.31%	$146.7	0.26%	4,857,962	Phoenix-Mesa-Scottsdale, AZ	11
Desert Endoscopy Center	SCH	610 E. Baseline Road	Tempe	AZ	13,000.0	0.50%	$270.5	0.48%	4,857,962	Phoenix-Mesa-Scottsdale, AZ	11
Mountain View Surgery Center	SCH	3131 West Peoria Avenue	Phoenix	AZ	13,835.0	0.53%	$325.0	0.58%	4,857,962	Phoenix-Mesa-Scottsdale, AZ	11
Associated Surgical Center of Dearborn	SCH	24420 Ford Road	Dearborn Heights	MI	12,400.0	0.47%	$370.2	0.66%	4,326,442	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	28500 Orchard Lake Road	Farmington Hills	MI	27,217.0	1.04%	$568.6	1.02%	4,326,442	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral	BF	3955 156th Street	Marysville	WA	70,100.0	2.68%	$2,612.5	4.68%	3,939,363	Seattle-Tacoma-Bellevue, WA	15
Bay Area Physicians Surgery Center	SCH	6043 Winthrop Commerce Avenue	Riverview	FL	18,708.0	0.71%	$711.8	1.28%	3,142,663	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	4352 Trail Boss Drive	Castle Rock	CO	8,450.0	0.32%	$245.1	0.44%	2,932,415	Denver-Aurora-Lakewood, CO	19
Eyecare Partners	PC	1111 W Lincoln	Belleville	IL	6,487.0	0.25%	$126.4	0.23%	2,805,465	St. Louis, MO-IL	20
Eyecare Partners	PC	1310 D'Adrian Professional Park	Godfrey	IL	5,560.0	0.21%	$41.2	0.07%	2,805,465	St. Louis, MO-IL	20
Eyecare Partners	SCH	3990 N Illinois Street	Swansea	IL	16,608.0	0.63%	$282.3	0.51%	2,805,465	St. Louis, MO-IL	20
Eyecare Partners	PC	204 Bradford Lane	Waterloo	IL	6,311.0	0.24%	$45.0	0.08%	2,805,465	St. Louis, MO-IL	20
Righttime Medical Care	SC	2114 Generals Highway	Annapolis	MD	6,236.0	0.24%	$287.2	0.51%	2,802,789	Baltimore-Columbia-Towson, MD	21
Bassin Center For Plastic-Surgery-Villages	PC	8575 NE 138th Lane Suites 103-104	Lady Lake	FL	2,894.0	0.11%	$156.4	0.28%	2,572,962	Orlando-Kissimmee-Sanford, FL	22
Bassin Center For Plastic Surgery-Orlando	PC	422 Alafaya Trail #32	Orlando	FL	2,420.0	0.09%	$130.8	0.23%	2,572,962	Orlando-Kissimmee-Sanford, FL	23
Kissimmee Physicians Clinic	PC	611 Oak Commons Blvd	Kissimmee	FL	4,902.0	0.19%	$98.0	0.18%	2,572,962	Orlando-Kissimmee-Sanford, FL	23
Medical Village at Wintergarden	MOB	1210 E. Plant Street	Winter Garden	FL	21,648.0	0.83%	$548.6	0.98%	2,572,962	Orlando-Kissimmee-Sanford, FL	23
Orthopaedic Associates of Osceola	PC	604 Oak Commons Boulevard	Kissimmee	FL	15,167.0	0.58%	$337.0	0.60%	2,572,962	Orlando-Kissimmee-Sanford, FL	23
			(CONTINUED)

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 9

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Butler Medical Center	MOB	142 Clearview Circle	Butler	PA	10,116.0	0.39%	$265.3	0.48%	2,324,743	Pittsburgh, PA	27
Vascular Access Centers of Southern Nevada	SC	3150 West Charleston	Las Vegas	NV	4,800.0	0.18%	$—	—%	2,231,647	Las Vegas-Henderson-Paradise, NV	28
Assurance Health System	BF	11690 Grooms Road	Cincinnati	OH	14,381.0	0.55%	$502.7	0.90%	2,190,209	Cincinnati, OH-KY-IN	29
Cavalier Medical & Dialysis Center	MOB	47 & 51 Cavalier Blvd	Florence	KY	37,084.4	1.42%	$212.3	0.38%	2,190,209	Cincinnati, OH-KY-IN	29
Davita Commercial Way	SC	90 Commercial Way	Springboro	OH	4,980.0	0.19%	$104.0	0.19%	2,190,209	Cincinnati, OH-KY-IN	29
Fresenius Florence Dialysis Center	SC	7205 Dixie Hwy	Florence	KY	17,845.5	0.68%	$289.8	0.52%	2,190,209	Cincinnati, OH-KY-IN	29
Prairie Star Medical Facility I	MOB	6815 Hilltop Road	Shawnee	KS	24,724.0	0.94%	$543.4	0.97%	2,143,651	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	6850 Hilltop Road	Shawnee	KS	24,840.0	0.95%	$319.6	0.57%	2,143,651	Kansas City, MO-KS	31
Court Street Surgery Center	SCH	125 South Court Street	Circleville	OH	7,787.0	0.30%	$—	—%	2,106,541	Columbus, OH	32
Sedalia Medical Center	MOB	5345 Hendron Road	Groveport	OH	20,064.0	0.77%	$302.4	0.54%	2,106,541	Columbus, OH	32
Brook Park Medical Building	MOB	15900 Snow Road	Brook Park	OH	18,444.0	0.70%	$352.9	0.63%	2,057,009	Cleveland-Elyria, OH	33
Rockside Medical Center	MOB	6701 Rockside Road	Independence	OH	54,870.1	2.10%	$1,383.1	2.48%	2,057,009	Cleveland-Elyria, OH	33
Assurance Health System	BF	900 N High School Road	Indianapolis	IN	13,722.0	0.52%	$461.5	0.83%	2,048,703	Indianapolis-Carmel-Anderson, IN	34
Assurance Health, LLC	BF	2725 Enterprise Drive	Anderson	IN	10,200.0	0.39%	$337.5	0.60%	2,048,703	Indianapolis-Carmel-Anderson, IN	34
Kindred Hospital Indianapolis North	LTACH	Suite 2000 Box 82064, One American Square	Indianapolis	IN	37,270.0	1.42%	$1,412.4	2.53%	2,048,703	Indianapolis-Carmel-Anderson, IN	34
Virginia Orthopaedic & Spine Specialists	PC	3300 High Street	Portsmouth	VA	8,445.0	0.32%	$144.3	0.26%	1,728,733	Virginia Beach-Norfolk-Newport News, VA-NC	37
Ortho RI - West Bay HQ	MOB	120 Centerville Road	Warwick	RI	21,252.0	0.81%	$552.1	0.99%	1,621,337	Providence-Warwick, RI	38
Memphis Center	PC	11221 Latting Road	Eads	TN	11,669.0	0.45%	$105.9	0.19%	1,350,620	Memphis, TN-MS-AR	43
Glastonbury	MOB	622 Hebron Avenue	Glastonbury	CT	50,519.0	1.93%	$836.8	1.50%	1,206,300	Hartford-West Hartford-East Hartford, CT	48
Sterling Medical Center	MOB	200 Sterling Drive	Orchard Park	NY	28,702.0	1.10%	$406.6	0.73%	1,130,152	Buffalo-Cheektowaga-Niagara Falls, NY	50
Worcester Behavioral	BF	100 Century Drive	Worcester	MA	81,972.0	3.13%	$2,535.3	4.54%	947,866	Worcester, MA-CT (part)	57
Los Alamos Professional Plaza	MOB	427 E. Duranta Avenue	Alamo	TX	41,797.0	1.60%	$439.4	0.79%	865,939	McAllen-Edinburg-Mission, TX	65
Cardiology Associates of Greater Waterbury	PC	455 Chase Parkway	Waterbury	CT	16,793.0	0.64%	$310.7	0.56%	857,620	New Haven-Milford	66
Columbia Gastroenterology Surgery Center	SCH	2739 Laurel Street	Columbia	SC	15,949.0	0.61%	$372.9	0.67%	832,666	Columbia, SC	70
Davita Business Center Court	SC	1431 Business Center Court	Dayton	OH	13,048.0	0.50%	$254.3	0.46%	806,548	Dayton, OH	73
Davita Springboro Pike	SC	4700 Springboro Pike	Dayton	OH	10,510.0	0.40%	$209.0	0.37%	806,548	Dayton, OH	73
Davita Turner Road	SC	455 Turner Road	Dayton	OH	18,125.0	0.69%	$367.4	0.66%	806,548	Dayton, OH	73
Parkway Professional Plaza	MOB	4725 US Hwy 98 S	Lakeland	FL	40,036.0	1.53%	$621.1	1.11%	708,009	Lakeland-Winter Haven, FL	81
Novus Clinic	SCH	518 West Avenue	Tallmadge	OH	14,315.0	0.55%	$283.3	0.51%	704,845	Akron, OH	82
UH Walden Health Center	PC	1119 Aurora Hudson Road	Aurora	OH	11,000.0	0.42%	$320.5	0.57%	704,845	Akron, OH	82
UW Health Clinic- Portage	PC	2977 County Highway CX	Portage	WI	14,000.0	0.53%	$300.0	0.54%	660,422	Madison, WI	85
Daytona Medical Office	MOB	1620 Mason Avenue	Daytona Beach	FL	19,156.0	0.73%	$226.2	0.41%	659,605	Deltona-Daytona Beach-Ormond Beach, FL	86
Debary Professional Plaza	MOB	110 Pond Court	Debary	FL	23,643.0	0.90%	$170.0	0.30%	659,605	Deltona-Daytona Beach-Ormond Beach, FL	86
Cypress Medical Center	MOB	9300 E. 29th Street North	Wichita	KS	39,748.1	1.52%	$870.3	1.56%	644,888	Wichita, KS	89
			(CONTINUED)

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 10

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Family Medicine East	PC	1709 S. Rock Road	Wichita	KS	16,581.0	0.63%	$410.8	0.74%	644,888	Wichita, KS	89
Grene Vision Center	PC	655 N. Woodlawn Blvd	Wichita	KS	11,891.0	0.45%	$306.0	0.55%	644,888	Wichita, KS	89
Perrysburg Medical Arts Building	MOB	1103 Village Square Drive	Perrysburg	OH	25,789.0	0.98%	$383.1	0.69%	602,871	Toledo, OH	93
St. Vincent Mercy Medical Center, Inc.	MOB	3930 Sunforest Court	Toledo	OH	23,368.0	0.89%	$301.4	0.54%	602,871	Toledo, OH	93
Bassin Center For Plastic Surgery-Melbourne	PC	1705 Berglund Lane	Viera	FL	5,228.0	0.20%	$282.6	0.51%	596,849	Palm Bay-Melbourne-Titusville, FL	94
Penn State Health - Camp Hill	SC	3912 Trindle Road	Camp Hill	PA	8,400.0	0.32%	$168.0	0.30%	574,659	Harrisburg-Carlisle, PA	97
Penn State Health - Harrisburg	SC	4518 Union Deposit Road	Harrisburg	PA	10,000.0	0.38%	$200.0	0.36%	574,659	Harrisburg-Carlisle, PA	97
Eynon Surgery Center	SCH	681 Scranton Carbondale Hwy	Eynon	PA	6,500.0	0.25%	$166.3	0.30%	555,485	Scranton--Wilkes-Barre--Hazleton, PA	100
Riverview Medical Center	SCH	423 Third Avenue	Kingston	PA	24,040.0	0.92%	$531.5	0.95%	555,485	Scranton--Wilkes-Barre--Hazleton, PA	100
Manteca Medical Group Building	MOB	1262 East North Street	Manteca	CA	10,564.0	0.40%	$304.2	0.54%	549,128	Modesto, CA	101
Grandview Plaza	PC	802 New Holland Avenue	Lancaster	PA	20,000.0	0.76%	$288.4	0.52%	543,557	Lancaster, PA	103
Pinnacle Health	MOB	2145 Noll Drive	Lancaster	PA	10,753.0	0.41%	$227.3	0.41%	543,557	Lancaster, PA	103
AMG Specialty Hospital - Lafayette	BF	310 Youngville Highway	Lafayette	LA	29,061.9	1.11%	$—	—%	489,364	Lafayette, LA	109
Treasure Coast Medical Pavilion	MOB	3498 NW Federal Hwy #C	Jensen Beach	FL	56,703.0	2.17%	$688.6	1.23%	482,040	Port St. Lucie, FL	110
Everest Rehabilitation Hospital	IRF	23621 S.E. HK Dodgen Loop	Everest	TX	38,817.0	1.48%	$2,090.0	3.74%	451,679	Killeen-Temple, TX	119
Martin Foot & Ankle Clinic	PC	2300 Pleasant Valley Road	York	PA	27,100.0	1.03%	$383.5	0.69%	448,273	York-Hanover, PA	120
Affinity Health Center	MOB	4455 Dressler Road NW	Canton	OH	47,366.0	1.81%	$707.2	1.27%	398,655	Canton-Massillon, OH	135
Bristol Pediatric Associates	MOB	320 Steeles Road	Bristol	TN	10,975.0	0.42%	$230.8	0.41%	306,616	Kingsport-Bristol-Bristol, TN-VA	162
Wellmont Bristol Urgent Care	SC	1220 Volunteer Parkway	Bristol	TN	4,548.0	0.17%	$72.8	0.13%	306,616	Kingsport-Bristol-Bristol, TN-VA	162
Londonderry Centre	MOB	7030 New Sanger Avenue	Waco	TX	19,801.0	0.76%	$386.5	0.69%	271,942	Waco, TX	179
Everest Rehabilitation Hospital	IRF	701 East Loop 281	Longview	TX	38,817.0	1.48%	$2,090.0	3.74%	219,417	Longview,TX	205
Gulf Coast Cancer Centers- Gulf Shores	SC	253 Professional Lane	Gulf Shores	AL	6,398.0	0.24%	$—	—%	218,022	Daphne-Fairhope-Foley, AL	206
Gulf Coast Cancer Centers-Foley	SC	1703 North Bunner Street	Foley	AL	6,146.0	0.23%	$159.8	0.29%	218,022	Daphne-Fairhope-Foley, AL	206
Meridian Behavioral Health Systems	BF	300 56th SW	Charleston	WV	132,430.0	5.06%	$2,531.7	4.54%	211,037	Charleston, WV	213
Fresenius Ft. Valley	SC	135 Avera Drive	Fort Valley	GA	4,920.0	0.19%	$92.6	0.17%	193,835	Warner Robins, GA	227
Tuscola Professional Building	MOB	714 South Trumbull Street	Bay City	MI	25,500.0	0.97%	$586.5	1.05%	190,800	Saginaw, MI	229
Monroe Surgical Hosptial	SCH	2408 Broadmoor Blvd	Monroe	LA	58,121.0	2.22%	$2,152.6	3.86%	176,805	Monroe, LA	243
Kedplasma	SC	505 East Webb Avenue	Burlington	NC	12,870.0	0.49%	$272.1	0.49%	166,436	Burlington, NC	259
Provena Medical Center	MOB	600-680 N. Convent Street	Bourbonnais	IL	53,653.0	2.05%	$499.1	0.89%	110,024	Kankakee, IL	359
Fresenius Gallipolis Dialysis Center	SC	137 Pine Street	Gallipolis	OH	15,110.0	0.58%	$159.3	0.29%	56,697	Point Pleasant, WV-OH	545
Wellmont Associates Complex	MOB	338 Cueburn Avenue	Norton	VA	32,542.0	1.24%	$491.2	0.88%	56,503	Big Stone Gap, VA	546
Wellmont Norton Urgent Care	SC	1014 Park Avenue	Norton	VA	5,000.0	0.19%	$57.5	0.10%	56,503	Big Stone Gap, VA	546
Davita Etowah Dialysis Center	SC	109 Grady Road	Etowah	TN	4,720.0	0.18%	$70.2	0.13%	53,285	Athens, TN	572
Fresenius Dialysis Center	SC	1321 W. 2nd Avenue	Corsicana	TX	17,699.0	0.68%	$132.0	0.24%	48.701	Corsicana, TX	604
Arkansas Valley Surgery Center	SCH	933 Sell Avenue	Canon City	CO	10,853.5	0.41%	$248.8	0.45%	48	Cañon City, CO	611
Davita Dialysis	SC	330 Lola Lane	Pahrump	NV	12,545.0	0.48%	$430.2	0.77%	45.346	Pahrump, NV	638
			(CONTINUED)

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 11

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Ottumwa Medical Clinic	MOB	1005 Pennsylvania Avenue	Ottumwa	IA	75,229.6	2.87%	$1,010.1	1.81%	44,222	Ottumwa, IA	654
Eyecare Partners	PC	408 W Second Street	Centralia	IL	8,421.0	0.32%	$122.1	0.22%	37,620	Centralia, IL	729
Gulf Coast Cancer Centers-Brewton	SC	1207 Azalea Place	Brewton	AL	3,971.0	0.15%	$103.2	0.18%	36,748	Atmore, AL	742
Sanderling Dialysis Center	SC	780 East Washington Boulevard	Crescent City	CA	4,186.0	0.16%	$267.8	0.48%	27,828	Crescent City, CA	834
Russellville Medical Plaza	MOB	15155 Hwy 43 NE	Russellville	AL	29,129.0	1.11%	$148.4	0.27%	City: 9,697; County: 31,432	RURAL - NO CBSA	N/A
Batesville Regional Medical Center	MOB	205 Medical Center Dr	Batesville	MS	9,263.1	0.35%	$44.9	0.08%	City: 7,463; County: 33,994	RURAL - NO CBSA	N/A
Tri Lakes Behavioral	BF	155 Keating Road	Batesville	MS	58,400.0	2.23%	$513.9	0.92%	City: 7,463; County: 33,994	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	1107 Earl Frye Blvd	Amory	MS	17,628.8	0.67%	$85.5	0.15%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	1111 Earl Frye Blvd,	Amory	MS	27,743.2	1.06%	$134.5	0.24%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	1127 Earl Frye Blvd	Amory	MS	18,074.3	0.69%	$87.7	0.16%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	404 Gilmore Drive	Amory	MS	9,889.7	0.38%	$48.0	0.09%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	305 Highway 45N	Aberdeen	MS	3,377.7	0.13%	$16.4	0.03%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
Sanderling Dialysis Center	SC	102 Crestview Drive	Holdenville	OK	5,217.0	0.20%	$252.4	0.45%	City: 5,771; County: 14,003	RURAL - NO CBSA	N/A
Dahlonega Medical Mall	MOB	134 Ansley Drive	Dahlonega	GA	22,227.0	0.85%	$192.3	0.34%	City: 5,242; County: 32,873	RURAL - NO CBSA	N/A
Rettig Family Healthcare	PC	204 W Trinity Street	Groesbeck	TX	12,000.0	0.46%	$180.0	0.32%	City: 4,328; County: 23,384	RURAL - NO CBSA	N/A
Haleyville Physicians Professional Building	MOB	42030 Hwy 195 East	Haleyville	AL	29,515.0	1.13%	$150.4	0.27%	City: 3,982; County: 23,722	RURAL - NO CBSA	N/A
Wellmont Lebanon Urgent Care	SC	344 Overlook Drive	Lebanon	VA	8,369.0	0.32%	$97.7	0.17%	City: 3,424; County: 28,897	RURAL - NO CBSA	N/A

(1) Annualized rent was calculated by multiplying base rent for the month of December 2019 by 12.

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 12

INVESTMENT ACTIVITY

2019 INVESTMENT ACTIVITY

Location	Property Type	Acquisition Date	Purchase Price (in thousands)	Square Feet	Aggregate Leased % at Acquisition
Property Acquisitions:
Humble, TX	IRF	2/22/2019	$28,459	55,646	100.0%
York, PA	PC	2/25/2019	4,265	27,100	100.0%
Worcester, MA	BF	4/30/2019	27,000	81,972	100.0%
Gurnee, IL	MOB	5/30/2019	3,819	22,943	91.3%
Kissimmee, FL	MOB	6/20/2019	1,059	4,902	100.0%
Warwick, RI	MOB	7/22/2019	6,059	21,252	100.0%
Longview, TX	IRF	7/25/2019	19,000	38,817	100.0%
Marysville, WA	BF	8/6/2019	27,500	70,100	100.0%
Butler, PA	MOB	10/9/2019	2,777	10,116	100.0%
Bay City, MI	MOB	10/10/2019	4,300	25,500	100.0%
Lancaster, PA	MOB	10/21/2019	2,326	10,753	100.0%
Camp Hill, PA	SC	10/28/2019	1,661	8,400	100.0%
Harrisburg, PA	SC	10/28/2019	1,977	9,040	100.0%
Manteca, CA	MOB	10/31/2019	2,772	10,832	100.0%
Temple, TX	IRF	11/1/2019	19,000	38,817	100.0%

Total / Weighted Average			$151,974	436,190	99.5%

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 13

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (in thousands)	Percent (%)
2020	50	246,396	10.5%	5,002	9.0%
2021	23	165,561	7.0%	3,439	6.1%
2022	35	220,711	9.4%	4,753	8.5%
2023	41	243,410	10.3%	4,967	8.9%
2024	19	112,431	4.8%	2,565	4.6%
2025	14	143,123	6.1%	4,434	7.9%
2026	11	161,162	6.8%	3,462	6.2%
2027	4	12,325	0.5%	354	0.6%
2028	4	92,289	3.9%	1,714	3.1%
2029	9	134,406	5.7%	4,288	7.7%
Thereafter	30	811,756	34.5%	20,649	37.0%
Month-to-Month	6	11,508	0.5%	198	0.4%
Totals	246	2,355,078	100.0%	$55,825	100.0%

(1) Total portfolio was approximately 89.8% leased in the aggregate at December 31, 2019 with lease expirations ranging from 2020 through 2034.

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 14

PROPERTY DIVERSIFICATION

Property Type (1)	Number of Properties	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
Medical Office Building (MOB)	41	$16,810	30.1%
Behavioral Facilities (BF)	9	11,511	20.6%
Surgical Centers and Hospitals (SCH)	15	7,308	13.1%
Specialty Centers (SC)	27	6,919	12.4%
Inpatient Rehabilitation Facilities (IRF)	3	6,819	12.2%
Physician Clinics (PC)	22	5,046	9.0%
Long-term Acute Care Hospitals (LTACH)	1	1,412	2.6%
Total	118	$55,825	100.0%
______________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for December 2019.

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 15

PROPERTY DIVERSIFICATION
(continued)

State	Number of Properties	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
TEXAS	9	$9,270	16.6%
ILLINOIS	15	7,823	14.0%
OHIO	15	5,631	10.1%
FLORIDA	11	3,971	7.1%
WASHINGTON	1	2,612	4.7%
MASSACHUSETTS	1	2,535	4.5%
WEST VIRGINIA	1	2,532	4.5%
KANSAS	5	2,450	4.4%
PENNSYLVANIA	8	2,230	4.0%
INDIANA	3	2,211	4.0%
LOUISIANA	2	2,153	3.9%
OTHER (Less than 3%)	47	12,407	22.2%
TOTAL	118	$55,825	100.0%
_________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for December 2019.

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 16

PROPERTY DIVERSIFICATION
(continued)

Tenant	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
US Healthvest	$4,629	8.3%
Everest Rehabilitation	4,180	7.5%
Post Acute Medical	2,639	4.7%
Worcester Behavioral Innovations Hospital	2,535	4.5%
Highland Hospital	2,532	4.5%
AMITA Health	2,494	4.5%
BCBS of Louisiana	2,152	3.9%
All Others (Less than 3%)	34,664	62.1%
	$55,825	100.0%
__________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for December 2019.

Community Healthcare Trust / 4Q 2019 Supplemental Information	Page 17